As Filed with the Securities and Exchange Commission on April 30, 2003

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 23, 2003

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(800) 299-2265
(Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

         For a transaction effective April 23, 2003, the Regular Trustees (the "Trustees") of BAC Capital Trust IV (the "Trust") approved the public offering of 14,000,000 of the Trust's 5 7/8% Capital Securities (liquidation amount $25 per security) having an aggregate initial offering price of $350,000,000 (the "Capital Securities") to various underwriters pursuant to an Underwriting Agreement dated as of April 23, 2003, and otherwise established the terms and conditions of the Capital Securities. The Trust also granted the Underwriters an over-allotment option to purchase up to an additional 2,000,000 Capital Securities having an aggregate initial offering price of $50,000,000. The Capital Securities represent the undivided preferred beneficial interests in the assets of the Trust. In connection with the offering of the Capital Securities, the Trustees also approved the sale of the Trust's Common Securities (the "Common Securities") to Bank of America Corporation (the "Corporation") and otherwise established the terms and conditions of the Common Securities. The Trustees also authorized the investment of the proceeds from the sale of the Capital Securities and the Common Securities in the 5 7/8% Junior Subordinated Notes, due 2033 of the Corporation (the "Junior Subordinated Notes") issued under the terms of a Restated Indenture dated as of November 1, 2001 and supplemented by a Fourth Supplemental Indenture dated as of April 30, 2003. The Underwriting Agreement is included as Exhibit 1.1 hereto. The resolutions of the Trustees are included as Exhibit 99.1 hereto.

       By written consent dated April 23, 2003, a Committee appointed by the Board of Directors of the Corporation approved the sale to the Trust of Junior Subordinated Notes having an aggregate principal amount of up to $412,500,000 and otherwise established the terms and conditions of the Junior Subordinated Notes. Resolutions of the Committee are included as Exhibit 99.2 hereto.

      The terms of the offering, the Capital Securities, the Common Securities and the Junior Subordinated Notes are described in the Registrants' Prospectus dated April 15, 2003 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated April 23, 2003.

      The Capital Securities were issued pursuant to a Registration Statement on Form S-3 (File No. 333-104151, 333-104151-04, 333-104151-03, 333-104151-02 and 333-104151-01) (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $2,000,000,000 aggregate initial offering price of preferred securities of BAC Capital Trust IV, BAC Capital Trust V, BAC Capital Trust VI, BAC Capital Trust VII and the Junior Subordinated Notes, together with related guarantees of such preferred securities by the Corporation. The Registration Statement was declared effective on April 15, 2003, and the transaction closed on April 30, 2003.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.                        DESCRIPTION OF EXHIBIT

          1.1             Underwriting Agreement dated as of April 23, 2003 with respect to the offering of the
                            Capital Securities

          4.1              Form of Capital Securities (included in Exhibit 4.4)

          4.2              Form of Junior Note (included in Exhibit 4.3)

          4.3              Fourth Supplemental Indenture to be used in connection with the issuance of Junior
                             Notes dated as of April 30, 2003

          4.4              Amended and Restated Declaration of Trust of BAC Capital Trust IV dated as of April 23, 2003

          4.5               Capital Securities Guarantee Agreement dated as of April 30, 2003

         99.1              Consent to Action by Regular Trustees of BAC Capital Trust IV dated April 23, 2003 with respect to the terms of the offering of the Capital Securities

         99.2              Resolutions of a Committee appointed by the Board of Directors of Bank of America
                             Corporation dated April 23, 2003 with respect to the Junior Subordinated Notes

         99.3             News Release disseminated on April 23, 2003 regarding the sale of the Capital
                             Securities

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        BANK OF AMERICA CORPORATION

                                                                         By: /s/ TERESA M. BRENNER
                                                                                    TERESA M. BRENNER
                                                                                    Associate General Counsel

Dated:  April 30, 2003

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                                                                     INDEX TO EXHIBITS
Exhibit No.

    1.1               Underwriting Agreement dated as of April 23, 2003 with respect to the offering of the Capital Securities

    4.1                Form of Capital Securities (included in Exhibit 4.4)

    4.2                Form of Junior Note (included in Exhibit 4.3)

    4.3                Fourth Supplemental Indenture to be used in connection
                         with the issuance of Junior Notes dated as of April 30, 2003

     4.4                Amended and Restated Declaration of Trust of BAC Capital Trust IV dated as of April 23, 2003

     4.5                Capital Securities Guarantee Agreement dated as of April 30, 2003

   99.1                Consent to Action by Regular Trustees of BAC Capital Trust IV
                          dated April 23, 2003 with respect to the terms of the offering of the Capital Securities

   99.2                Resolutions of a Committee appointed by the Board of Directors of Bank of America
                          Corporation dated April 23, 2003 with respect to the Junior Subordinated Notes

   99.3                News Release disseminated on April 23, 2003 regarding the sale of the Capital Securities